UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2013

Circle Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 East 55th Street, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2013, Circle Entertainment Inc. (the "Company"), through its wholly-owned subsidiary, Circle Entertainment Property-Orlando, LLC (the "Circle Subsidiary"), entered into a Second Amendment to Transaction Agreement, amending that certain Transaction Agreement the Circle Subsidiary previously entered into on February 28, 2011 (the "Transaction Agreement") with The Square, LLC, Orlando Hotel International SPE, LLC, and Orlando Hotel International SPE Holdings, LLC (collectively, the "Whittall Parties"), pursuant to which the Circle Subsidiary was to acquire from the Whittall Parties a 65% ownership interest in two adjacent properties owned by them known as the "Square Parcel" of 18 acres and the "OHI Parcel" of 10 acres and located on International Drive in Orlando, Florida, for the purpose of co-developing an entertainment destination center that would be anchored by an observation wheel.

As has been previously reported, the Transaction Agreement was terminated on November 16, 2012 with respect to the Square Parcel, pursuant to a First Amendment to Transaction Agreement and Assignment of Rights, to facilitate the sale of such parcel to ID Center (FL) LLC, in which the Company acquired an 8.5% membership interest upon consummation of the sale.

The Transaction Agreement has since remained in effect with respect to the OHI Parcel.

The Second Amendment to Transaction Agreement extends the "outside closing date" of the Transaction Agreement as it relates to the OHI Parcel from June 30, 2013 to December 31, 2013. In addition, the Circle Subsidiary’s required capital contribution to purchase the 65% interest in the OHI Parcel has been increased from $1,000,000.00 to $2,000,000.00. As an inducement for the Whitall Parties to enter into the Second Amendment to Transaction Agreement, certain of the majority owners of ID Center (FL) LLC, who are also the majority stockholders of the Company, agreed to extend the Whittall Parties a loan of up to $2,000,000.00 to fund tenant improvements on the OHI Parcel.

The foregoing description of the Transaction Agreement as it relates to the OHI Parcel is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K dated February 28, 2011, as filed with the Securities and Exchange Commission on March 3, 2011, and is incorporated herein by reference.

The foregoing description of the Second Amendment to Transaction Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Amendment to Transaction Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description
10.1 Second Amendment to Transaction Agreement dated June 11, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Circle Entertainment Inc.

June 11, 2013	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Transaction Agreement dated June 11, 2013